TBS INTERNATIONAL PLC & SUBSIDIARIES                 EXHIBIT 10.3

AS AMENDED

Date    6 May 2010

ARGYLE MARITIME CORP.
CATON MARITIME CORP.
DORCHESTER MARITIME CORP.
LONGWOODS MARITIME CORP.
McHENRY MARITIME CORP.
SUNSWYCK MARITIME CORP.
as Joint and Several Borrowers

– and –

THE BANKS AND FINANCIAL INSTITUTIONS
listed in Schedule 1
as Lenders

– and –

THE ROYAL BANK OF SCOTLAND PLC
as Mandated Lead Arranger

– and –

THE ROYAL BANK OF SCOTLAND PLC
as Bookrunner, Agent, Security Trustee and Swap Bank

AMENDING AND RESTATING AGREEMENT

relating to
a term loan facility of US$150,000,000

INDEX

Clause Page

THIS AGREEMENT is made on                                        2010

BETWEEN

(1)
ARGYLE MARITIME CORP., CATON MARITIME CORP., DORCHESTER MARITIME CORP., LONGWOODS MARITIME CORP., McHENRY MARITIME CORP. and SUNSWYCK MARITIME CORP., each a corporation organised and existing under the laws of the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as joint and several borrowers (the “Borrowers”);

(2)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1 as lenders (the “Lenders”);

(3)
THE ROYAL BANK OF SCOTLAND PLC, a company incorporated in Scotland having its registered office at 36 St. Andrew Square, Edinburgh EH2 2YB, Scotland acting through the Shipping Business Centre at 5-10 Great Tower Street, London EC3P 3HX, England as mandated lead arranger (the “Mandated Lead Arranger”);

(4)
THE ROYAL BANK OF SCOTLAND PLC, a company incorporated in Scotland having its registered office at 36 St. Andrew Square, Edinburgh EH2 2YB, Scotland acting through the Shipping Business Centre at 5-10 Great Tower Street, London EC3P 3HX, England as agent (the “Agent”);

(5)
THE ROYAL BANK OF SCOTLAND PLC, a company incorporated in Scotland having its registered office at 36 St. Andrew Square, Edinburgh EH2 2YB, Scotland acting through the Shipping Business Centre at 5-10 Great Tower Street, London EC3P 3HX, England as security trustee (the “Security Trustee”);

(6)
THE ROYAL BANK OF SCOTLAND PLC, a company incorporated in Scotland having its registered office at 36 St. Andrew Square, Edinburgh EH2 2YB, Scotland acting through the Shipping Business Centre at 5-10 Great Tower Street, London EC3P 3HX, England as swap bank (the “Swap Bank”); and

(7)
THE ROYAL BANK OF SCOTLAND PLC, a company incorporated in Scotland having its registered office at 36 St. Andrew Square, Edinburgh EH2 2YB, Scotland acting through the Shipping Business Centre at 5-10 Great Tower Street, London EC3P 3HX, England as bookrunner (the “Bookrunner”).

BACKGROUND

(A)
By a loan agreement dated 29 March 2007 as amended by a side letter dated 24 July 2007, a supplemental letter agreement dated 26 March 2008, a supplemental agreement dated 27 March 2009, a side letter dated 27 May 2009, a side letter dated 3 September 2009, a side letter dated 31 December 2009, a supplemental agreement dated 7 January 2010, a side letter dated 28 February 2010 and a side letter dated 31 March 2010 (the “Loan Agreement”) each made between (inter alia) (i) the Borrowers as joint and several borrowers, (ii) the Lenders, (iii) the Mandated Lead Arranger, (iv) the Bookrunner, (v) the Agent, (vi) the Security Trustee and (viii) the Swap Bank, the Lenders agreed to make available to the Borrowers a term loan facility in an amount of One hundred and fifty million United States Dollars (US$150,000,000).

(B)
By an ISDA master agreement dated 29 March 2007 (the “Master Agreement”) made between the Borrowers and the Swap Bank, the Borrowers have entered into or will enter into certain Transactions (as such term is defined in the said Master Agreement) pursuant to separate Confirmations (as such term is defined in the said Master Agreement).

(C)	Subject to the terms and conditions of this Agreement the Lenders have agreed with the Borrowers:

(i)	to amend certain covenants in the Loan Agreement on the terms and conditions set out herein;

(ii)	to increase the Margin;

(iii)	that the Borrowers will pay additional fees;

(iv)	to extend the Availability Period in respect of certain Loans;

(v)	to reduce the maturity of the Loans; and

(vi)
to take additional security in the form of Shares Security Deeds in respect of the share capital of the Borrowers and an assignment of any shareholder or intra-group loans to the Borrowers and the Restricted Equity Deposit Account Security Deed in respect of the Restricted Equity Deposit Account.

IT IS AGREED as follows:

1	INTERPRETATION

1.1	Defined expressions. Words and expressions defined in the Loan Agreement shall have the same meanings when used in this Agreement unless the context otherwise requires.

1.2	Definitions. In this Agreement, unless the contrary intention appears:

“Additional Fee Letter”  means any letter or letters dated on or about the date of this Agreement between the Borrowers and any of the Creditor Parties in respect of any additional fees;

“Amended and Restated Loan Agreement”  means the Loan Agreement as amended and restated by this Agreement in the form set out in Appendix 1;

“Corporate Guarantee Supplements”  means letters supplemental to each of the Corporate Guarantee and the New Corporate Guarantee executed or to be executed by the Corporate Guarantor and the New Corporate Guarantor for respectively in favour of the Security Trustee substantially in the forms set out in Appendix 2;

“Effective Date”  means the date on which the Agent notifies the Borrowers and the Creditor Parties that the conditions precedent in Clause 3 have been fulfilled;

“Existing Finance Documents”  means the Finance Documents which have been executed prior to the date hereof;

“Existing Mortgages”  means:

(a)
a first preferred Panamanian ship mortgage dated 23 September 2009 preliminarily registered at the Public Registry Office, Microfilm (Mercantile) Section, at Microjacket N-33447, Document No. 1652171 by which Argyle Maritime Corp. mortgaged the vessel “ROCKAWAY BELLE” to and in favour of the Security Trustee on the terms and conditions therein contained; and

(b)
a first preferred Panamanian ship mortgage dated 26 March 2010 preliminarily registered at the Public Registry Office, Microfilm (Mercantile) Section, at Microjacket N-34102, Document No. 1748208 by which Caton Maritime Corp. mortgaged the vessel “DAKOTA PRINCESS” to and in favour of the Security Trustee on terms and conditions therein contained;

“Loan Agreement”  means the loan agreement dated 29 March 2007 as referred to in Recital (A);

“Master Agreement”  means the master agreement dated 29 March 2007 as amended and supplemented from time to time and  as referred to in Recital (B);

“Mortgage Addendum” or “Mortgage Addenda”  means in relation to each Existing Mortgage, an addendum to the Existing Mortgage, executed or to be executed by the relevant Borrower in favour of the Security Trustee substantially in the form set out in Appendix 3 (or in such other form as the Agent may approve or require);

“Restricted Equity Deposit Account”  means an account in the name of the Borrowers with the Agent at Shipping Business Centre, 5-10 Great Tower Street, London EC3P 3HX designated with such designation as the Agent may allocate upon its opening or any other account (with that or another office of the Agent or with a bank or financial institution other than the Agent) which is designated by the Agent as the Restricted Equity Deposit Account for the purposes of this Agreement;

“Restricted Equity Deposit Account Security Deed”  means a deed creating security in respect of the Restricted Equity Deposit Account made or to be made by and between the Borrowers and the Security Trustee in the form set out in Appendix 5 or in such other form as the Borrowers and the Agent may agree;

 “Shareholder”  means Westbrook Holdings Ltd., a corporation incorporated under the laws of the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH96960; and

“Shares Security Deed”  means, in relation to each Borrower, a deed creating security over the share capital of that Borrower and including an assignment of any shareholder loans made to the Borrowers to be executed by the Shareholder in favour of the Security Trustee in the form set out in Appendix 4 or in such other form as the Borrowers and the Agent may agree.

1.3	Application of construction and interpretation provisions of Loan Agreement. Clauses 1.2, 1.5 and 1.6 of the Loan Agreement apply, with any necessary modifications, to this Agreement.

2	AGREEMENT OF ALL PARTIES TO THE AMENDMENT OF THE LOAN AGREEMENT, MASTER AGREEMENT AND EXISTING FINANCE DOCUMENTS

2.1	Agreement of the parties to this Agreement. The parties to this Agreement agree, subject to and upon the terms and conditions of this Agreement:

(a)	to the amendment of the Loan Agreement, the Master Agreement and the Existing Finance Documents to be made pursuant to Clauses 5.1, 5.2 and 5.3; and

(b)
that the Borrowers shall pay to the Agent on the Effective Date a restructuring fee which in aggregate is equal to zero point five per cent (0.50%) of the Total Commitment outstanding as at the Effective Date, such fee to be distributed pro rata amongst the Lenders which have entered into this Agreement.

2.2	Effective Date. The agreement of the parties to this Agreement contained in Clause 2.1 shall have effect on and from the Effective Date.

2.3
Amounts drawn down under Loan A and Loan B and repayments in respect of Loan A and Loan B.  On the Drawdown Date in respect of the Loan A Delivery Advance the Borrowers had drawn down $25,000,000 in respect of Loan A.  With effect from the Effective Date, the repayment schedule in respect of Loan A shall be as set out in Schedule 2A.  On the Drawdown Date in respect of the Loan B Delivery Advance the Borrowers had drawn down $24,587,500 in respect of Loan B.  With effect from the Effective Date, the repayment schedule in respect of Loan B shall be as set out in Schedule 2B.

2.4
Amounts drawn down under Loan C, Loan D, Loan E and Loan F.  The Borrowers have as at the date of this Agreement drawn down the amounts set out in Schedule 2C in respect of Loan C, Loan D, Loan E and Loan F.

3	CONDITIONS PRECEDENT

3.1	General. The agreement of the parties to this Agreement contained in Clause 2.1 is subject to the fulfilment of the conditions precedent in Clause 3.2.

3.2
Conditions precedent.  The conditions referred to in Clause 2.1 are that the Agent shall have received the following documents and evidence in all respects in form and substance satisfactory to the Agent and its lawyers on or before 14 May 2010 or such later date as the Agent may agree with the Creditor Parties and the Borrowers:

(a)
in relation to the Borrowers, the New Corporate Guarantor, the Corporate Guarantor and the Shareholder, documents of the kind specified in paragraphs 2, 3, 4 and 5 of Part A of Schedule 3 of the Loan Agreement with appropriate modifications to refer to this Agreement, the Additional Fee Letter, the Mortgage Addenda, the Corporate Guarantee Supplements, the Shares Security Deeds and the Restricted Equity Deposit Account Security Deed insofar as each is a party thereto;

(b)	a duly executed original of this Agreement duly executed by the parties to it;

(c)	a duly executed original of the Additional Fee Letter;

(d)	a duly executed original of the Mortgage Addenda;

(e)	a duly executed original of the Corporate Guarantee Supplements;

(f)	duly executed originals of the Shares Security Deeds (and of each document to be delivered pursuant to each of them);

(g)	a duly executed original of the Restricted Equity Deposit Account Security Deed (and of each document to be delivered pursuant to it);

(h)	documentary evidence that each Mortgage Addendum has been duly recorded against the relevant Ship as a valid addendum to the relevant Existing Mortgage over that Ship according to the laws of Panama;

(i)	evidence that each Lender which has entered into this Agreement has received the fee payable to it pursuant to Clause 2.1(b);

(j)
documentary evidence that the agent for service of process named in Clause 31 of the Loan Agreement has accepted its appointment in respect of the Shares Security Deeds and the Restricted Equity Deposit Account Security Deed; and

(k)
any further opinions, consents, agreements and documents in connection with this Agreement, the Additional Fee Letter, the Mortgage Addenda, the Corporate Guarantee Supplements, the Shares Security Deeds, the Restricted Equity Deposit Account Security Deed and the Finance Documents which the Agent may reasonably request by notice to the Borrowers prior to the Effective Date.

4	REPRESENTATIONS AND WARRANTIES

4.1
Repetition of Loan Agreement representations and warranties.  The Borrowers represent and warrant to the Agent that the representations and warranties in clause 10 of the Loan Agreement, as amended and restated by this Agreement and updated with appropriate modifications to refer to this Agreement and, where appropriate, the Mortgage Addendum, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

4.2
Repetition of representations and warranties under Existing Finance Documents.  The Borrowers represent and warrant to the Agent that the representations and warranties in the Existing Finance Documents to which they are a party, as amended and restated by this Agreement and updated with appropriate modifications to refer to this Agreement and, where appropriate, the Mortgage Addendum, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

5	AMENDMENT OF LOAN AGREEMENT, MASTER AGREEMENT AND EXISTING FINANCE DOCUMENTS

5.1	Amendments to Loan Agreement

(a)	With effect on and from the Effective Date the Loan Agreement shall be, and shall be deemed by this Agreement to be, amended and restated in the form of the Amended and Restated Loan Agreement.

(b)	As so amended and restated pursuant to (a) above, the Loan Agreement shall continue to be binding on each of the parties to it in accordance with its terms.

5.2
Amendments to Master Agreement.  With effect on and from the Effective Date the Master Agreement shall be, and shall be deemed by this Agreement to be, amended so that the definition of, and references throughout to, the Loan Facility and the Credit Support Documents shall be construed as if the same referred to the Loan Agreement and those Credit Support Documents as amended and restated or supplemented by this Agreement and the Mortgage Addendum.

5.3
Amendments to Existing Finance Documents.  With effect on and from the Effective Date each of the Existing Finance Documents (other than the Existing Mortgages which are amended and supplemented by the Mortgage Addenda) shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)
the definition of, and references throughout each of the Existing Finance Documents to, the Loan Agreement, the Master Agreement and any of the Existing Finance Documents shall be construed as if the same referred to the Loan Agreement, the Master Agreement and those Existing Finance Documents as amended and restated or supplemented by this Agreement;

(b)
by construing references throughout each of the Existing Finance Documents to “the Finance Documents” and other like expressions as if the same included the Additional Fee Letter and the Corporate Guarantee Supplements;

(c)
the definition of, and references throughout each of the Existing Finance Documents to, the Existing Mortgages, shall be construed as if the same referred to the Existing Mortgages as amended and supplemented by the Mortgage Addenda; and

(d)
by construing references throughout each of the Existing Finance Documents to “this Agreement”, “this Deed”, “hereunder” and other like expressions as if the same referred to such Existing Finance Documents as amended and supplemented by this Agreement.

5.4
The Master Agreement and the Existing Finance Documents to remain in full force and effect.  The Master Agreement and the Existing Finance Documents shall remain in full force and effect, as amended by:

(a)	the amendments contained or referred to in Clause 5.2 and 5.3 and the Mortgage Addenda; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

6	FURTHER ASSURANCES

6.1	Borrowers’ obligations to execute further documents etc. The Borrowers shall:

(a)
execute and deliver to the Agent (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Agent may, in any particular case, specify;

(b)	effect any registration or notarisation, give any notice or take any other step;

which the Agent may, by notice to the Borrowers, reasonably specify for any of the purposes described in Clause 6.2 or for any similar or related purpose.

6.2	Purposes of further assurances. Those purposes are:

(a)
validly and effectively to create any Security Interest or right of any kind which the Agent intended should be created by or pursuant to the Loan Agreement or any other Finance Document, each as amended and restated or supplemented by this Agreement, or by the Mortgage Addenda; and

(b)	implementing the terms and provisions of this Agreement.

6.3
Terms of further assurances.  The Agent may specify the terms of any document to be executed by the Borrowers under Clause 6.1, and those terms may include any covenants, powers and provisions which the Agent considers appropriate to protect its interests.

7	NOTICES

7.1
General.  The provisions of clause 28 (Notices) of the Loan Agreement, as amended and restated by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

8	SUPPLEMENTAL

8.1	Counterparts. This Agreement may be executed in any number of counterparts.

8.2
Third party rights.  Other than a Creditor Party, no person who is not a party to this Agreement has any right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

9	LAW AND JURISDICTION

9.1	Governing law. This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

9.2
Incorporation of the Loan Agreement provisions.  The provisions of clause 31 (Law and jurisdiction) of the Loan Agreement, as amended and restated by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

THIS AGREEMENT has been duly executed as a deed on the date stated at the beginning of this Agreement.

26357043 v4

SCHEDULE 1

LENDERS

Lender	Lending Office
The Royal Bank of Scotland plc	Shipping Business Centre 5-10 Great Tower Street London EC3P 3HX Fax No: + 44 207 085 7142 Attn: Transaction and Portfolio Management
Citibank, N.A.	750 Washington Boulevard Stamford CT06901 USA Fax No: + 1 866 772 2935 Attn: Gilbert Torres
Landesbank Hessen-Thüringen Girozentrale	420 Fifth Avenue, 24th Floor New York, NY 100108-2729 USA Fax No: +1 212 703 5256 Attn: Corporate Finance/ Portfolio Management
Norddeutsche Landesbank Girozentrale	Ship and Aircraft Finance Department Friednichswall 10 30159 Hannover, Germany Fax No: +49 511 361 4785 Attn: International Shipping Group II - Sebastian Schubert
Alliance & Leicester Commercial Finance plc	298 Deansgate Manchester M3 4HH Fax No: + 44 161 953 3517 Attn Corporate Administration Manager
Bank of America, N.A.	Bank of America 100 Federal Street Boston MA 02110 Fax No: +617434 1955 Attn: Transportation Division - Credit Products

SCHEDULE 2A

LOAN A REPAYMENT SCHEDULE

(D)Date	(E)Amortization	(F)Principal Amount Outstanding after Amortization Payment
(G) Final draw date: 9 September 2009	(H)-	(I)$25,000,000
(J) September 2009	(K)$417,500	(L)$24,582,500
(M) March 2010	(N)$417,500	(O)$24,165,000
(P) June 2010	(Q)$417,500	(R)$23,747,500
(S) September 2010	(T)$417,500	(U)$23,330,000
(V) December 2010	(W)$417,500	(X)$22,912,500
(Y) March 2011	(Z)$417,500	(AA)$22,495,000
(BB) June 2011	(CC)$417,500	(DD)$22,077,500
(EE) September 2011	(FF)$417,500	(GG)$21,660,000
(HH) December 2011	(II)$417,500	(JJ)$21,242,500
(KK) March 2012	(LL)$417,500	(MM)$20,825,000
(NN) June 2012	(OO)$417,500	(PP)$20,407,500
(QQ) September 2012	(RR)$417,500	(SS)$19,990,000
(TT) December 2012	(UU)$417,500	(VV)$19,572,500
(WW) March 2013	(XX)$417,500	(YY)$19,155,000
(ZZ) June 2013	(AAA)$417,500	(BBB)$18,737,500
(CCC) September 2013	(DDD)$417,500	(EEE)$18,320,000
(FFF) December 2013	(GGG)$417,500	(HHH)$17,902,500
(III) March 2014	(JJJ)$417,500	(KKK)$17,485,000
(LLL) June 2014	(MMM)$417,500	(NNN)$17,067,500
(OOO) September 2014	(PPP)$17,067,500	(QQQ)$0

SCHEDULE 2B

LOAN B REPAYMENT SCHEDULE

(RRR)Date	(SSS)Amortization	(TTT)Principal Amount Outstanding after Amortization Payment
(UUU) Final draw date: 23 March 2010	(VVV)-	(WWW)$24,587,500
(XXX) March 2010	(YYY)$417,500	(ZZZ)$24,170,000
(AAAA) June 2010	(BBBB)$417,500	(CCCC)$23,752,500
(DDDD) September 2010	(EEEE)$417,500	(FFFF)$23,335,000
(GGGG) December 2010	(HHHH)$417,500	(IIII)$22,917,500
(JJJJ) March 2011	(KKKK)$417,500	(LLLL)$22,500,000
(MMMM) June 2011	(NNNN)$417,500	(OOOO)$22,082,500
(PPPP) September 2011	(QQQQ)$417,500	(RRRR)$21,665,000
(SSSS) December 2011	(TTTT)$417,500	(UUUU)$21,247,500
(VVVV) March 2012	(WWWW)$417,500	(XXXX)$20,830,000
(YYYY) June 2012	(ZZZZ)$417,500	(AAAAA)$20,412,500
(BBBBB) September 2012	(CCCCC)$417,500	(DDDDD)$19,995,000
(EEEEE) December 2012	(FFFFF)$417,500	(GGGGG)$19,577,500
(HHHHH) March 2013	(IIIII)$417,500	(JJJJJ)$19,160,000
(KKKKK) June 2013	(LLLLL)$417,500	(MMMMM)$18,742,500
(NNNNN) September 2013	(OOOOO)$417,500	(PPPPP)$18,325,000
(QQQQQ) December 2013	(RRRRR)$417,500	(SSSSS)$17,907,500
(TTTTT) March 2014	(UUUUU)$417,500	(VVVVV)$17,490,000
(WWWWW) June 2014	(XXXXX)$417,500	(YYYYY)$17,072,500
(ZZZZZ) September 2014	(AAAAAA)$17,072,500	(BBBBBB)$0

SCHEDULE 2C

AMOUNTS DRAWN DOWN IN RESPECT OF LOAN C, LOAN D, LOAN E AND LOAN F

(CCCCCC)Loan	(DDDDDD)Amount drawn down to finance first stage payment	(EEEEEE)Amount drawn down to finance second stage payment	(FFFFFF)Amount drawn down to finance third stage payment	(GGGGGG)Amount drawn down to finance fourth stage payment	(HHHHHH)Amount drawn down to finance final delivery payment
(IIIIII)Loan C	(JJJJJJ)$5,000,000	(KKKKKK)$5,000,000	(LLLLLL)$5,000,000	(MMMMMM)$5,000,000	(NNNNNN)$0 (OOOOOO)
(PPPPPP)Loan D	(QQQQQQ)$5,000,000	(RRRRRR)$5,000,000	(SSSSSS)$5,000,000	(TTTTTT)$0	(UUUUUU)$0 (VVVVVV)
(WWWWWW)Loan E	(XXXXXX)$5,000,000	(YYYYYY)$5,000,000	(ZZZZZZ)$4,587,500	(AAAAAAA)$5,000,000	(BBBBBBB)$0 (CCCCCCC)
(DDDDDDD)Loan F	(EEEEEEE)$5,000,000	(FFFFFFF)$5,000,000	(GGGGGGG)$5,000,000	(HHHHHHH)$0	(IIIIIII)$0 (JJJJJJJ)

EXECUTION PAGES
BORROWERS
EXECUTED and DELIVERED as a DEED	)
by	)
ARGYLE MARITIME CORP.	)
acting by Keith Krut	)	/s/ Keith Krut
its duly authorised attorney-in-fact	)
in the presence of: /s/ Tiana Morales	)

EXECUTED and DELIVERED as a DEED	)
by	)
CATON MARITIME CORP.	)
acting by Keith Krut	)	/s/ Keith Krut
its duly authorised attorney-in-fact	)
in the presence of: /s/ Tiana Morales	)

EXECUTED and DELIVERED as a DEED	)
by	)
DORCHESTER MARITIME CORP.	)
acting by Keith Krut	)	/s/ Keith Krut
its duly authorised attorney-in-fact	)
in the presence of: /s/ Tiana Morales	)

EXECUTED and DELIVERED as a DEED	)
by	)
LONGWOODS MARITIME CORP.	)
acting by Keith Krut	)	/s/ Keith Krut
its duly authorised attorney-in-fact	)
in the presence of: /s/ Tiana Morales	)

EXECUTED and DELIVERED as a DEED	)
by	)
McHENRY MARITIME CORP.	)
acting by Keith Krut	)	/s/ Keith Krut
its duly authorised attorney-in-fact	)
in the presence of: /s/ Tiana Morales	)

EXECUTED and DELIVERED as a DEED	)
by	)
SUNSWYCK MARITIME CORP.	)
acting by Keith Krut	)	/s/ Keith Krut
its duly authorised attorney-in-fact	)
in the presence of: /s/ Tiana Morales	)

LENDERS
EXECUTED and DELIVERED as a DEED	)
by	)
THE ROYAL BANK OF SCOTLAND PLC	)
PLC	)
acting by Graham Richard Locker	)	/s/ Graham Richard Locker
)
its duly authorised attorney-in-fact	)
in the presence of: /s/ C.L. Patrick	)

EXECUTED and DELIVERED as a DEED	)
by	)
CITIBANK, N.A.	)
acting by Mark McElwain	)	/s/ Mark McElwain
)
its duly authorised attorney-in-fact	)
in the presence of: /s/ Lisa Wah	)

EXECUTED and DELIVERED as a DEED	)
by	)
LANDESBANK HESSEN-THÜRINGEN	)
GIROZENTRALE	)
acting by	)	/s/ David A. Leech
)
its duly authorised attorney-in-fact	)
in the presence of:	)	/s/ Jan Welsmulter

EXECUTED and DELIVERED as a DEED	)
by	)
NORDDEUTSCHE LANDESBANK	)
GIROZENTRALE	)
acting by Claudia Merrmann / Christian Schmech	)	/s/ Claudia Merrmann /s/ Christian Schmech
)
its duly authorised attorney-in-fact	)
in the presence of: /s/ Torsten Reiyedle	)

EXECUTED and DELIVERED as a DEED	)
by	)
ALLIANCE & LEICESTER	)
COMMERCIAL FINANCE PLC	)
acting by Mark McCarthy	)	/s/ Mark McCarthy
)
its duly authorised attorney-in-fact	)
in the presence of: /s/ Sufdar Hassan	)

EXECUTED and DELIVERED as a DEED	)
by	)
BANK OF AMERICA, N.A.	)
acting by Judith A Huckins	)	/s/ Judith A. Huckins
)
its duly authorised attorney-in-fact	)
in the presence of: /s/ Matthew Consigli	)

MANDATED LEAD ARRANGER

EXECUTED and DELIVERED as a DEED	)
by	)
THE ROYAL BANK OF SCOTLAND PLC	)
acting by Philip A. Pentney	)	/s/ Philip A. Pentney
its duly authorised attorney-in-fact	)
in the presence of: /s/ Tiana Morales	)

BOOKRUNNER
EXECUTED and DELIVERED as a DEED	)
by	)
THE ROYAL BANK OF SCOTLAND PLC	)
acting by Philip A. Pentney	)	/s/ Philip A. Pentney
its duly authorised attorney-in-fact	)
in the presence of: /s/ Tiana Morales	)

AGENT
EXECUTED and DELIVERED as a DEED	)
by	)
THE ROYAL BANK OF SCOTLAND PLC	)
acting by	)
its duly authorised attorney-in-fact	)
in the presence of:	)
SECURITY TRUSTEE
EXECUTED and DELIVERED as a DEED	)
by	)
THE ROYAL BANK OF SCOTLAND PLC	)
acting by Philip A. Pentney	)	/s/ Philip A. Pentney
)
its duly authorised attorney-in-fact	)
in the presence of: /s/ Tiana Morales	)

SWAP BANK
EXECUTED and DELIVERED as a DEED	)
by	)
THE ROYAL BANK OF SCOTLAND PLC	)
acting by Philip A. Pentney	)	/s/ Philip A. Pentney
)
its duly authorised attorney-in-fact	)
in the presence of: /s/ Tiana Morales	)

APPENDIX 1

FORM OF AMENDED AND RESTATED LOAN AGREEMENT MARKED TO INDICATE AMENDMENTS TO THE LOAN AGREEMENT

Amendments are indicated as follows:

1	additions are indicated by underlined text; and

2	deletions are shown by the relevant text being struck out.

APPENDIX 2

FORM OF CORPORATE GUARANTEE SUPPLEMENTS

APPENDIX 3

FORM OF MORTGAGE ADDENDUM

 APPENDIX 4

FORM OF SHARES SECURITY DEED

APPENDIX 5

FORM OF RESTRICTED EQUITY DEPOSIT ACCOUNT SECURITY DEED